Schedule of Investments

The Korea Fund, Inc.

March 31, 2020 (unaudited)

Shares		Value^
COMMON STOCK—94.3%
Aerospace & Defense—1.4%
112,019	Hanwha Aerospace Co., Ltd. (d)	$1,873,671

Air Freight & Logistics—0.7%
11,925	Hyundai Glovis Co., Ltd.	882,474

Auto Components—1.9%
17,373	Hyundai Mobis Co., Ltd.	2,403,169

Automobiles—3.0%
53,686	Hyundai Motor Co.	3,867,621

Banks—6.0%
95,667	Hana Financial Group, Inc.	1,799,842
101,411	KB Financial Group, Inc.	2,852,084
133,435	Shinhan Financial Group Co., Ltd.	3,121,606

		7,773,532

Biotechnology—0.5%
2,356	Hugel, Inc. (d)	648,894

Chemicals—3.2%
16,989	LG Chem Ltd.	4,207,861

Electronic Equipment, Instruments & Components—3.3%
7,695	LG Innotek Co., Ltd.	708,138
15,493	Samsung Electro-Mechanics Co., Ltd.	1,227,647
11,802	Samsung SDI Co., Ltd.	2,297,735

		4,233,520

Entertainment—1.9%
4,706	NCSoft Corp.	2,511,613

Food & Staples Retailing—2.6%
5,870	BGF retail Co., Ltd.	635,827
13,782	E-MART, Inc.	1,195,594
60,132	GS Retail Co., Ltd.	1,524,656

		3,356,077

Hotels, Restaurants & Leisure—2.6%
146,232	Kangwon Land, Inc.	2,356,507
97,312	Paradise Co., Ltd.	1,021,491

		3,377,998

Household Durables—0.7%
21,884	LG Electronics, Inc.	860,433

Industrial Conglomerates—4.7%
53,186	LG Corp.	2,576,330
28,037	Samsung C&T Corp.	2,045,766
11,244	SK Holdings Co., Ltd.	1,538,009

		6,160,105

Insurance—0.8%
35,938	DB Insurance Co., Ltd.	1,018,318

Interactive Media & Services—9.4%
82,950	AfreecaTV Co., Ltd. (c)	3,542,540
24,516	Kakao Corp.	3,100,860
39,846	NAVER Corp.	5,539,965

		12,183,365

IT Services—0.4%
4,627	Samsung SDS Co., Ltd.	565,575

Machinery—1.0%
2,129	Hyundai Heavy Industries Holdings Co., Ltd.	342,872
15,419	Korea Shipbuilding & Offshore Engineering Co., Ltd. (d)	979,826

		1,322,698

Marine—1.4%
730,797	Pan Ocean Co., Ltd. (d)	1,758,678

Metals & Mining—3.1%
4,608	Korea Zinc Co., Ltd.	1,341,009
20,144	POSCO	2,650,704

		3,991,713

Multi-Line Retail—1.2%
8,982	Shinsegae, Inc.	1,592,746

Oil, Gas & Consumable Fuels—1.6%
30,232	SK Innovation Co., Ltd.	2,139,088

Personal Products—3.9%
5,495	LG Household & Health Care Ltd.	5,033,352

Pharmaceuticals—1.0%
2,976	Hanmi Pharm Co., Ltd.	633,904
3,537	Yuhan Corp.	661,817

		1,295,721

Road & Rail—1.6%
18,335	CJ Logistics Corp. (d)	2,033,490

Semiconductors & Semiconductor Equipment—9.5%
183,036	SK Hynix, Inc.	12,373,967

Software—0.5%
9,209	Douzone Bizon Co., Ltd.	607,718

Specialty Retail—1.1%
24,008	Hotel Shilla Co., Ltd.	1,373,890

Technology Hardware, Storage & Peripherals—24.1%
804,264	Samsung Electronics Co., Ltd.	31,270,981

Textiles, Apparel & Luxury Goods—0.3%
17,570	Fila Holding Corp.	415,284

Tobacco—0.9%
18,236	KT&G Corp.	1,116,540

	Total Common Stock (cost-$114,306,839)	122,250,092

SHORT-TERM INVESTMENTS—0.6%
Collateral Invested for Securities on Loan (b)- 0.6%
725,350	BlackRock T-Fund, Institutional Class (cost—$725,350)	725,350

	Total Investments (cost $115,032,189) (a)(e)—94.9%	122,975,442

	Other assets less liabilities—5.1%	6,659,483

	Net Assets—100.0%	$129,634,925

Notes to Schedule of Investments:

^

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices). Investments in mutual funds are valued at the net asset value per share (“NAV”) as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), are fair-valued, in good faith, pursuant to procedures established by the Board of Directors (the “Board”) of The Korea Fund, Inc. (the “Fund”), or persons acting at their discretion pursuant to procedures established by the Board. The Fund’s investments are valued daily and the Fund’s NAV is calculated as of the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. In unusual circumstances, the Board or the Valuation Committee may determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

Short-term investments having a remaining maturity of 60 days or less shall be valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material.

(a)	Securities with an aggregate value of $122,250,092, representing 94.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor.

(b)	Purchased with cash collateral received from securities on loan.

(c)	A portion of security on loan with a value of $690,381; cash collateral (included in liabilities) of $725,350 was received with which the Fund invested in the BlackRock T-Fund Institutional Class.

(d)	Non-income producing.

(e)	At March 31, 2020, the cost basis of portfolio securities for federal income tax purposes was $115,032,189. Gross unrealized appreciation was $35,916,161; gross unrealized depreciation was $27,972,908; and net unrealized appreciation was $7,943,253.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended March 31, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at March 31, 2020 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 3/31/20
Investments in Securities—Assets
Common Stock	—	$122,250,092	—	$122,250,092
Collateral Invested for Securities on Loan	$725,350	—	—	725,350

Totals	$725,350	$122,250,092	—	$122,975,442

Securities Lending Transactions Accounted for as Secured Borrowings:

	Remaining Contractual Maturity of the Agreements As of March 31, 2020
	Overnight and Continuous	Up to 30 days	30 - 90 days	Greater than 90 days	Total
Securities Lending Transactions
Common Stock	$725,350	$—	$—	$—	$725,350

Gross amount of recognized liabilities for securities lending transactions					$725,350